                                                                   EXHIBIT 10.57

                  REAFFIRMATION OF COPYRIGHT SECURITY AGREEMENT

                                                                  March 31, 2005

The CIT Group/Commercial Services, Inc.
1211 Avenue of the Americas
New York, New York 10038

Ladies and Gentlemen:

      R.G. Barry Corporation, an Ohio Corporation (the "Company"), executed and delivered to The CIT Group/Commercial Services, Inc. ("CIT") a Copyright Security Agreement dated March 29, 2004 (the "Copyright Agreement"), pursuant to which Company granted to CIT a security interest in its copyrights. The Copyright Agreement was executed and delivered to CIT in order to secure the obligations and liabilities of Company to CIT under that certain Factoring Agreement dated as of March 29, 2004 between Company and CIT (the "Factoring Agreement"). As of the date hereof, Company and CIT are parties to a Financing Agreement (as the same may be amended, supplemented or otherwise modified and in effect from time to time, the "Financing Agreement") under which CIT has provided Company with certain financial accommodations, and as a condition to the effectiveness of which, this Agreement must be executed.

      The undersigned hereby:

      (a) confirms that all of the representations and covenants are true and correct in all material respects as of the date hereof and ratifies and confirms that all of the terms and conditions contained in and liens and security interests granted by the Copyright Agreement shall remain in full force;

      (b) ratifies and confirms that the obligations secured by the Copyright Agreement encompass all obligations and liabilities of Company to CIT under or pursuant to the Financing Agreement, as well as the Factoring Agreement; and

      (c) restates Schedule A to the Copyright Agreement, as attached hereto, to indicate all currently effective copyrights of Company.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the undersigned have executed and delivered this
Reaffirmation of Copyright Security Agreement effective as of the date above set forth.

                                Very truly yours,

                                R. G. BARRY CORPORATION

                                By: /s/ Thomas Von Lehman
                                    ------------------------------------
                                Name: Thomas Von Lehman
                                Title: President and Chief Executive Officer

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                                   SCHEDULE A

      Schedule A to Reaffirmation of Copyright Security Agreement dated as of March 31, 2005 by and between R.G. BARRY CORPORATION and THE CIT
GROUP/COMMERCIAL SERVICES, INC.

                                                                                       DATE OF
COPYRIGHT                               REG. #                TYPE                     REGISTRATION
-----------------------------------     ----------            ----------               ------------
STUFFED TOY ANIMALS

Babette Snuggle Bunny                   VA343,211             SCULPTURAL               5/12/89
Peabody Snuggle Panda                   VA343,212             SCULPTURAL               5/12/89
Mortimer Snuggle Mouse                  VA343,213             SCULPTURAL               5/12/89
Slipper Pets - Cat                      VA433,355             SCULPTURAL               11/13/90
Slipper Pets - Bear                     VA437,755             SCULPTURAL               11/13/90

CRITTERS SLIPPER SOCK

Bunny                                   VA435-514             SCULPTURAL               11/9/90
Mouse                                   VA435,947             SCULPTURAL               11/13/90

EMBROIDERIES

Roses in Bloom, Pattern #389            VA461,031             SCULPTURAL               6/3/91
Anchor Nautical Crest, Pattern #461     VA462,080             SCULPTURAL               6/3/91
Rose Embroidery, Pattern #3440          VA462,090             SCULPTURAL               6/3/91
Double Floral, Pattern #5384            VA462,091             SCULPTURAL               6/3/91
3 Daisy Flowers, Pattern #458           VA474,815             SCULPTURAL               6/5/91

SLIPPER DESIGNS

Miss Kitty - (ZIZI)                     VAu551-004                                     5/21/02
Ladybug (Miss Lady - ZIZI)              VAu556-709                                     5/21/02

                      [COPYRIGHT TABLE SUBJECT TO REVISION]

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